Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT




     We consent to the incorporation by reference in the Registration Statements Nos. 333-22859, 333-10783, 333-10587 and 333-35769 of Dynex Capital, Inc. on
Form S-3 and Registration Statement No. 333-32663 of Dynex Capital, Inc. on Form S-8 of our report dated March 30, 2001, appearing in this Annual Report on Form 10-K of Dynex Capital, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP

Richmond, Virginia
April 4, 2001